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                                                                    EXHIBIT 10.4


                           AMENDMENT NUMBER THREE TO
                          LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT, dated as of June 16, 1999 (this "Amendment"), amends that certain Loan and Security Agreement, dated as of April 23, 1998 (as amended from time to time, the "Loan Agreement"), by and between MAI SYSTEMS CORPORATION, A Delaware corporation ("MAI") HOTEL INFORMATION SYSTEMS, INC., a Delaware corporation ("Hotel") and GAMING SYSTEMS INTERNATIONAL, a Nevada corporation ("Gaming") (MAI, Hotel and Gaming are collectively the "Borrower") on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.

                                    RECITALS

         WHEREAS, Gaming is selling all of its assets for the purchase price of Four Million Nine Hundred Twenty-Five Thousand Dollars ($4,925,000); and

         WHEREAS, MAI and Hotel want to remove Gaming as a Borrower under the Loan Agreement; and

         WHEREAS, Borrower and Coast wish to amend the Loan Agreement pursuant to the terms and provisions set forth in this Amendment; and

         NOW, THEREFORE, the parties hereto agree as follows:

                                    AMENDMENT

         Section 1. The Loan Agreement between Borrower and Coast, as the same has been amended from time to time, is hereby amended by deleting Gaming as an additional Borrower, so that from this date forward, MAI and Hotel shall be jointly and severally liable on the Obligations. In all instances where the Loan Documents refer to Borrower, it shall no longer include Gaming but shall be deemed to refer jointly and severally only to MAI and Hotel.

         Section 2. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Coast of (i) an executed copy of this Amendment executed by Borrower, (ii) an executed copy of Amendment Number One To Joint and Several Borrower Rider executed by Borrower, (iii) an executed copy of the Collateral Assignment of Rights Under Purchase Agreement executed by Gaming and MAI, and the Consent thereto executed the buyers of the assets of Gaming and
(iv) the original duly executed notes in the amount of Four Million Nine Hundred Twenty-Five Thousand Dollars ($4,925,000) received by Gaming from the sale of its assets along with endorsement allonges duly executed by Gaming endorsing the notes over to Coast as Collateral for the Obligations under the Loan Agreement.


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         Section 3. ENTIRE AGREEMENT. The Loan Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Borrower represents, warrants and agrees that in entering into the Loan Agreement and consenting to this Amendment, it has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Loan Agreement, as amended hereby.

         Section 4. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         Section 5. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                           BORROWER:

                                           MAI SYSTEMS CORPORATION,
                                           a Delaware corporation


                                           By /s/ [SIGNATURE ILLEGIBLE]
                                             -----------------------------------
                                                 President or Vice President

                                           By
                                             -----------------------------------
                                                 Secretary or Ass't Secretary


                                           HOTEL INFORMATION SYSTEMS,
                                           a Delaware corporation


                                           By  /s/ [SIGNATURE ILLEGIBLE]
                                             -----------------------------------
                                                 President or Vice President

                                           By
                                             -----------------------------------
                                                 Secretary or Ass't Secretary


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                                          COAST:


                                          COAST BUSINESS CREDIT, a division of
                                          Southern Pacific Bank

                                          By /s/ [SIGNATURE ILLEGIBLE]
                                            ------------------------------------

                                          Title Vice President
                                               ---------------------------------


AGREED AND ACCEPTED:

GAMING SYSTEMS INTERNATIONAL,
a Nevada corporation

By /s/ [SIGNATURE ILLEGIBLE]
  ------------------------------------

Title Vice President
     ---------------------------------


By
  ------------------------------------

Title
     ---------------------------------


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